SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                 FORM 8 - K

                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest event reported): March 26, 2001


                      BRAVO! FOODS INTERNATIONAL CORP.
       (Exact name of registrant as specified in its amended charter)


            Delaware                     0-20549             62-1681831
-------------------------------       ------------       -------------------
(State or other jurisdiction of       (Commission         (I.R.S. Employer
 incorporation or organization)       File Number)       Identification No.)

                        11300 US Highway 1, Suite 202
                     North Palm Beach, Florida 33408 USA
                  (Address of principal executive offices)

                               (561) 625-1411
                        Registrant's telephone number

                       China Premium Food Corporation
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        (Former name or former address if changed since last report)

Item 5.  Other Events

Name Change

      On March 26, 2001, the Company changed its name to Bravo! Foods International Corp. The name change reflects the reorientation of the Company's business from milk production to the licensing, granting of production rights, promotion and marketing of premium branded food products on an international basis. The Company's common stock now trades under the symbol BRVO and a new CUSIP number 105666101.

Change of Officers

      The Company accepted the resignation of Susan Lurvey as Treasurer and Secretary of the Company, effective March 27, 2001, and has appointed Nancy Yuan its new Treasurer and Assistant Secretary. Roy G. Warren, the Company's Chief Executive Officer, has been appointed Secretary. Mr. Warren will remain Chief Executive Officer.

      In the summer of 2000, Ms. Yuan moved from Shanghai, where she functioned as the Company's Chief Financial Officer for China Operations, to the United States. She has functioned as the Company's comptroller since that time. Ms. Yuan has a Master of Science in Accounting from Kent State University and has successfully completed USA CPA exam. She has an engineering background with an undergraduate degree in that field. Ms. Yuan is fluent in English, Mandarin, and the Shanghai dialect, with a working knowledge of Cantonese. She has ten years of cross-cultural work experience in corporate accounting policy, procedure, control, and financial analysis with knowledge of accounting and auditing standards, US GAAP, and PRC accounting and tax regulations.

      Ms. Yuan was trained at Coopers and Lybrand in Hong Kong, where she was responsible for assessing corporate internal control, corporate accounting policy and procedures, defining risk areas, and auditing financial statements. She also was involved with the flotation of a PRC company for listing in the HK Stock Exchange. In addition, Ms. Yuan has been employed at Moen Incorporated, where she was responsible for manufacturing quality, auditing and data analysis for Moen faucets. Ms. Yuan also was an Assistant Professor at Qingdao University, where she taught classes, established the Precision Measurement Lab, and conducted research in the area of "Tolerance and Technical Measurements".

Item 7.  Exhibits:

      3(a)  Certificate of Amendment of Certificate of Incorporation

                                 Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Bravo! Foods International Corp.

Date: April 11, 2001                   By:  /s/ Roy G. Warren
                                       -------------------------------------
                                       Roy G. Warren,
                                       Chief Executive Officer